UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 11, 2018

ARROW ELECTRONICS, INC.
(Exact Name of Registrant as Specified in Charter)

NEW YORK	1-4482	11-1806155
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

9201 EAST DRY CREEK ROAD, CENTENNIAL, COLORADO  80112
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (303) 824-4000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Note: This Report on Form 8-K/A amends the Report on Form 8-K filed earlier today (the “Original Filing”). The cover page of the Original Filing misreported the “Date of Report (Date of earliest event reported)” as November 1, 2018. This amendment includes the correct date, which is December 11, 2018.
ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.
          On December 11, 2018, the Board of Directors (the “Board”) of Arrow Electronics, Inc. (the “Company”) increased the number of Board members from nine to ten and appointed Laurel J. Krzeminski as an independent director of the Company, effective December 11, 2018.  A copy of the press release announcing the appointment of Ms. Krzeminski is attached as Exhibit 99.1 to this Current Report on Form 8-K.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
ARROW ELECTRONICS, INC.

Date: December 11, 2018	By:	/s/ Gregory Tarpinian
	Name:	Gregory Tarpinian
	Title:	Senior Vice President and Chief Legal Officer